UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                       Date of Report - February 28, 2006
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                        0-22810               03-0311630
(State or other jurisdiction       (Commission File Number)    (IRS Employer
     of incorporation)                                         Identification
                                                                   Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         (a)(1) On February 28, 2006 Mace Security International, Inc. ("MSI") and two of its subsidiaries, Mace Car Wash, Inc and Mace Car Wash-Arizona, Inc. (the "Subsidiaries"), entered into an Asset Purchase Agreement ("Agreement") with CW Acquisition, LLC (the "Purchaser"). There is no material relationship between the Purchaser and MSI and the Subsidiaries other then, as set forth in the Agreement.

         (a)(2) Pursuant to the Agreement, MSI and the Subsidiaries agreed to sell twelve Phoenix, AZ area car washes to the Purchaser for a purchase price of $19,500,000 payable at closing as follows: $18,500,000 in cash and $1,000,000 by a promissory note. The promissory note has a term of three years, bears interest at 7.5% interest per annum, has an annual payment of $250,000 on the twelfth and the twenty-fourth month from the date of closing, with the full balance due on the thirty six month after closing. The promissory note is secured by collateral. Closing of the transaction is to occur no later than June 15, 2006. All terms and provisions of the Agreement are available for review by inspecting the copy of the Agreement attached to this Current Report as Exhibit 10.1.

Item 8.01. Other Events.

         On March 6, 2006, MSI issued a press release announcing the Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits are being filed herewith:

   10.1 Asset Purchase Agreement dated February 28, 2006, between Mace Security International, Inc., Mace Car Wash, Inc., Mace Car Wash-Arizona, Inc., and CW Acquisition, LLC.


   99.1 Press release issued by Mace Security International, Inc. dated March 6, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  March 6, 2006       Mace Security International, Inc.


                            By:     /s/ Gregory M. Krzemien
                                    ---------------------------------------
                                    Gregory M. Krzemien
                                    Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

  Exhibit No.  Description
 ------------  -----------------
    10.1 Asset Purchase Agreement dated February 28, 2006, between Mace Security International, Inc., Mace Car Wash, Inc., Mace Car Wash-Arizona, Inc., and CW Acquisition, LLC.


    99.1 Press release issued by Mace Security International, Inc. dated March 6, 2006.